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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


    Date of Report (Date of                    Commission File Number:
   earliest event reported):
       JANUARY 19, 2001                                1-10210





                                  eGlobe, Inc.

             (Exact name of registrant as specified in its charter)

              Delaware                                 13-3486421
  (State or other jurisdiction of           (IRS Employer Identification
           incorporation)                                 Number)

                     1140 Connecticut Avenue, NW, Suite 801
                             Washington, D.C. 20036
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (202) 822-8981

          (Former name or former address, if changed since last report)
                                1250 24th Street,
                                  NW, Suite 725

                             Washington, D.C. 20037







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                                                                  eGlobe, Inc.


Item 4.  CHANGE IN CERTIFYING ACCOUNTANT
----------------------------------------

On January 19, 2001, BDO Seidman, LLP resigned as our independent public accountants.

We have been advised by BDO Seidman, LLP that for the year ended March 31, 1998, the nine months ended December 31, 1998 the year ended December 31, 1999, and the subsequent interim period through January 19, 2001, there were no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in their opinion on our financial statements to the subject matter of the disagreement.

We have also been advised by BDO Seidman, LLP that for the year ended March 31, 1998, the nine months ended December 31, 1998 the year ended December 31, 1999, and the subsequent interim period through January 19, 2001, there were two reportable conditions as follows:


- For the year ended December 31,1999, there was a reportable condition relating to the delay in providing the accounting department information necessary to record certain notes receivable. This issue and the resulting delay in filing the Form 10-K was communicated to the audit committee on April 3, 2000.

- For the year ended December 31,1998, there was a reportable condition relating to weaknesses in certain internal controls relating to the application of cash disbursements and receipts for the period from August to November 1998. As a result, reclassification entries were made to correct cash, accounts receivable and accounts payable balances. This issue was communicated to the audit committee on March 12, 1999.

The audit opinion of BDO Seidman, LLP on our most recent consolidated financial statements as of and for the period ending December 31, 1999 and the subsequent interim period preceding their resignation on January 19, 2001, contained a statement that the potential redemption of our Series P and Q Convertible Preferred stock (discussed in Note 19 to our consolidated financial statements), coupled with the fact that we have suffered significant recurring losses from operations, have a net capital deficiency, have significant short-term cash commitments and do not presently have sufficient firm commitments from outside sources to finance our growth plan, combine to raise substantial doubt about our ability to continue as a going concern. The audit opinion of BDO Seidman, LLP on our consolidated financial statements as of and for the period ending December 21, 1998 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified as to uncertainty, audit scope or accounting principles.


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SIGNATURE
----------

Pursuant to the requirements of Section 13 of 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.

                                       eGlobe, Inc.
                                       (Registrant)


Date:  February 9, 2001                By /S/ David Skriloff
                                          -------------------------------------
                                                   David Skriloff
                                                Chief Financial Officer